                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 2, 2006

                       BRILLIANT TECHNOLOGIES CORPORATION
             (Exact name of registrant as specified in its charter)

           DELAWARE                      0-23761                13-4000208
(State or other jurisdiction of        (Commission            (IRS Employer
        incorporation)                 File Number)       Identification Number)

                          211 Madison Avenue, Apt. #28B
                               New York, NY 10016
           (Address of principal executive offices including zip code)

                                 (212) 532-2736
              (Registrant's telephone number, including area code)

ITEM 1.01  Entry into a Material Definitive Agreement;
ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant; and
ITEM 3.02  Unregistered Sales of Equity Securities.

         Pursuant to a Securities Purchase Agreement dated as of May 2, 2006 between Brilliant Technologies Corporation (the "Company") and Monarch Capital Fund Ltd. ("Monarch"), the Company sold an aggregate of $120,000 principal amount of its 9% Convertible Debentures (the "Debentures") and warrants (the "Warrants") to purchase 2,142,857 shares of common stock of the Company ("Common Stock"). The Company received net proceeds in such sale of $93,000, after the payment of offering related fees and expenses. Pursuant to a Securities Purchase Agreement dated as of May 2, 2006 between the Company and Harborview Master Fund L.P. ("Harborview"), the Company sold an aggregate of $120,000 principal amount of its Debentures and Warrants to purchase 2,142,857 shares of Common Stock. The Company received net proceeds in such sale of $93,000, after the payment of offering related fees and expenses. The Debentures and Warrants were issued in a private placement pursuant to Section 4(2) under the Securities Act of 1933, as amended (the "Securities Act"). Each of Monarch and Harborview represented to the Company that it was an "accredited investor" (as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act) and made other customary representations in connection with issuances pursuant to such Section 4(2). In addition, each Securities Purchase Agreement provides that upon the earlier to occur of (i) the failure by the Company to file with the Securities and Exchange Commission (the "SEC") its Annual Report on Form 10-KSB for the year ended December 31, 2005 on or prior to May 17, 2006 and (ii) the failure by the Company to file with the SEC a Quarterly Report on Form 10-QSB following the required time periods (including any permitted extensions) provided in the Securities Exchange Act of 1934 for such filing, the Company shall issue to Monarch and Harborview, as the case may be, an additional Debenture at the end of such time period in the principal amount equal to the lesser of (x) $100,000 and (y) the remaining outstanding principal amount of the original Debenture held by Monarch and Harborview, as the case may be, as of the end of such time period.

         The Debentures bear interest at 9% per annum on a simple non-compounded basis and are due and payable on May 2, 2007. The Debentures are convertible, at the holder's option, into shares of Common Stock at a conversion rate equal to the lesser of $0.07 (subject to adjustment for subsequent lower price issuances by the Company and other customary events including stock splits, reverse stock splits, dividends of Common Stock and spin-offs) and 75% of the average of the 5 lowest closing bid prices of the Common Stock for the 30 trading days immediately preceding the applicable date of conversion. If a holder elects to convert all or a portion of the Debentures and the conversion price is less than $0.07 (subject to adjustment for subsequent lower price issuances by the Company and other customary events including stock splits, reverse stock splits, dividends of Common Stock and spin-offs), in lieu of effecting such conversion, the Company may elect to redeem the amount of the Debentures requested to be so converted at a purchase price equal to 150% of the principal amount of the Debentures plus accrued and unpaid interest to the date of redemption. The holder may accelerate the maturity date of the Debentures following the occurrence of customary events of default, including, without limitation, payment defaults, breaches of certain covenants and representations, certain events of bankruptcy, certain judgment defaults, failure to timely file the Company's periodic reports with the SEC and the suspension of the Common Stock from trading on the OTC Bulletin Board. The Debentures, together with certain debentures previously issued by the Company, are secured by a security interest in all of the assets of the Company.

         Each Warrant is exercisable until the second anniversary of the effective date of the registration statement described below. The Warrants are exercisable at $0.07 per share, such exercise price subject to adjustment for subsequent lower price issuances by the Company and other customary events including stock splits, reverse stock splits, dividends of Common Stock and spin-offs. If the average of the closing bid prices of the Common Stock during any period of 20 consecutive trading days is equal to or greater than $0.50 and the closing bid price of the Common Stock is equal to or greater than $0.50 for at least 10 trading days during such period then with respect to each Warrant that the holder does not exercise during the 15 trading day period following the receipt by the holder of a notice from the Company that such average price and closing bid prices have occurred, the exercise price for such Warrants will each be adjusted to $0.25 per share (subject to adjustment for customary events including stock splits, reverse stock splits, dividends of Common Stock and spin-offs). Holders of Warrants are entitled to effect a cashless exercise of the Warrants if the registration statement (as described below) has not been declared effective prior the first anniversary of the issuance of the Warrants.

         The Company has agreed pursuant to a Registration Rights Agreement dated as of May 2, 2006 between the Company and Monarch and a Registration Rights Agreement dated as of May 2, 2006 between the Company and Harborview, to file a registration statement to register the shares of Common Stock issuable upon the conversion of the Debentures and the exercise of the Warrants.

         The foregoing descriptions of such Securities Purchase Agreements, the Debentures, the Warrants and such Registration Rights Agreements do not purport to be complete and are qualified in their entirety by the terms and conditions of such agreements, forms of which are filed hereto as Exhibits 4.1 through 4.8, respectively, and are incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits.

(c) Exhibits

4.1 Securities Purchase Agreement dated as of May 2, 2006 between Brilliant Technologies Corporation and Monarch.

4.2  Form of 9% Convertible Debenture issued to Monarch.

4.3  Form of Warrant issued to Monarch.

4.4 Registration Rights Agreement dated as of May 2, 2006 between Brilliant Technologies Corporation and Monarch.

4.5 Securities Purchase Agreement dated as of May 2, 2006 between Brilliant Technologies Corporation and Harborview.

4.6  Form of 9% Convertible Debenture issued to Harborview.

4.7  Form of Warrant issued to Harborview.

4.8 Registration Rights Agreement dated as of May 2, 2006 between Brilliant Technologies Corporation and Harborview.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Brilliant Technologies Corporation,
Dated: May 9, 2006
                                            /s/ Allan Klepfisz
                                            ------------------
                                            Allan Klepfisz
                                            Chief Executive Officer